SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): January 29, 2004


                         COMMUNITY FIRST BANCORPORATION




Incorporated under the     Commission File No. 000-29640      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                              58-2322486




                            3685 Blue Ridge Boulevard

                         Walhalla, South Carolina 29691

                            Telephone: (864) 638-2105









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Item 7.  Financial Statements and Exhibits

(c)  Exhibit 99 Registrant's  2004 Fourth Quarter  Earnings Release

Item 12. Results of Operations and Financial Condition.

Fourth Quarter Earnings

         Please see Exhibit 99 for the Registrant's 2004 fourth quarter earnings release.





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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   COMMUNITY FIRST BANCORPORATION
                                   (Registrant)



Date: January 29, 2004             By: /s/ Frederick D. Shepherd, Jr.
                                       ---------------------------------------
                                       Frederick D. Shepherd, Jr., President and
                                       Chief Executive Officer (also principal
                                       accounting officer)

























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                                  EXHIBIT INDEX

Exhibit 99       Registrant's 2004 Fourth Quarter Earnings  Release